September 7, 2018

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:    PRIAC Variable Contract Account A
(File No. 811-21988)

Prudential Retirement Security Annuity II
(File No. 333-145632)

Dear Commissioners:

On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the portfolios specified below:

1.     Filer/Entity:    Advanced Series Trust
Registration No.:    811-05186
CIK No.:    0000814679
Accession No.:    0001193125-18-257791
Date of Filing:    2018-08-24

Share Class: N/A

AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

2.     Filer/Entity:    Advanced Series Trust
Registration No.:    811-05186
CIK No.:    0000814679
Accession No.:    0001193125-18-263344
Date of Filing:    2018-08-30

Share Class: N/A

AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation

If you have any questions regarding this filing, please contact me at (732) 482-2280.

Sincerely,

/s/ Kathleen P. DeCelie_______________
Kathleen P. DeCelie
Vice President and Corporate Counsel